UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                Investment Company Act File No. 811-06143
      ---------------------------------------------------------------------

                  Credit Suisse Global Fixed Income Fund, Inc.
    ------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

               466 Lexington Avenue, New York, New York 10017-3140
    -------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                               J. Kevin Gao, Esq.
                  Credit Suisse Global Fixed Income Fund, Inc.
                              466 Lexington Avenue
                          New York, New York 10017-3140

Registrant's telephone number, including area code: (212) 875-3500

Date of fiscal year end: October 31

Date of reporting period: November 1, 2004 to April 30, 2005

ITEM 1. REPORTS TO STOCKHOLDERS.


                                                             CREDIT | ASSET
                                                             SUISSE | MANAGEMENT


CREDIT SUISSE FUNDS
Semiannual Report

April 30, 2005
(unaudited)

                    o  CREDIT SUISSE
                       GLOBAL FIXED INCOME FUND

The Fund's investment objectives, risks, charges and expenses (which should be considered carefully before investing), and more complete information about the Fund, are provided in the Prospectus, which should be read carefully before investing. You may obtain additional copies by calling 800-927-2874 or by writing to Credit Suisse Funds, P.O. Box 55030, Boston, MA 02205-5030.

Credit Suisse Asset Management Securities, Inc., Distributor, is located at 466 Lexington Ave., New York, NY 10017-3140. Credit Suisse Funds are advised by Credit Suisse Asset Management, LLC.

Investors in the Credit Suisse Funds should be aware that they may be eligible to purchase Common Class and/or Advisor Class shares (where offered) directly or through certain intermediaries. Such shares are not subject to a sales charge but may be subject to an ongoing service and distribution fee of up to 0.50% of average daily net assets. Investors in the Credit Suisse Funds should also be aware that they may be eligible for a reduction or waiver of the sales charge with respect to Class A, B or C shares. For more information, please review the relevant prospectuses or consult your financial representative.

The views of the Fund's management are as of the date of the letter and the Fund holdings described in this document are as of April 30, 2005; these views and Fund holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC ("CSAM") or any affiliate, are not FDIC-insured and are not guaranteed by CSAM or any affiliate. Fund investments are subject to investment risks, including loss of your investment.

CREDIT SUISSE GLOBAL FIXED INCOME FUND
SEMIANNUAL INVESTMENT ADVISER'S REPORT
April 30, 2005 (unaudited)
--------------------------------------------------------------------------------

                                                                    June 1, 2005

Dear Shareholder:

PERFORMANCE SUMMARY
11/01/04 - 04/30/05

FUND & BENCHMARKS                                                    PERFORMANCE
Common1                                                              3.53%
Advisor1                                                             3.55%
Class A1,2                                                           3.40%
Lehman Brothers Global Aggregate Bond Index3                         3.41%

   Performance for the Fund's Class A shares is without the maximum sales charge of 4.75%2.

MARKET OVERVIEW: A SHIFT IN THE CYCLE

   The major factor driving activity in the period was the Federal Open Market Committee's graduated approach to monetary tightening, which brought the Fed funds rate up 100 basis points, from 1.75% to 2.75% during the Fund's fiscal half-year. In support of these measured rate hikes the central bank cited continued improvement in labor-market conditions and growth in total output, alongside balanced inflation risks. The upward trend in crude oil prices, which reached a new high of $58 per barrel in March, contributed merely to a transitory soft patch in economic growth. While short-term interest rates tended to follow the Fed higher, rates on the long end strangely declined, due in our view to strong foreign demand for US assets of longer duration. This resulted in a significant flattening of the yield curve, as the spread between 2-year and 10-year Treasuries dropped from 150 to 55 basis points.

   Fed Chairman Greenspan termed the unusual yield curve phenomenon a conundrum, but we believe the real mystery was the lack of risk aversion among bond market participants. The longstanding hunger for yield in bonds remained avid into the new year, particularly for lower rated investment grade and high yield corporate credits whose valuations had reached historic highs. The correction finally came in mid-March in a sell-off triggered by a General Motors ("GM") earnings warning, as a new risk-premium was priced into the market. In our view, the GMnews helped to accelerate a long-awaited shift in the credit cycle, as we begin to witness increasingly shareholder-friendly actions among corporations, such as share repurchases and increased dividends.


STRATEGIC REVIEW: DOWN UNDER PERFORMANCE AND A DURATION TRADE

   In the portfolio we took advantage of the Fed's measured rate hikes through a curve flattening trade, underweighting shorter duration securities and overweighting intermediate duration securities. In addition, in our global

CREDIT SUISSE GLOBAL FIXED INCOME FUND
SEMIANNUAL INVESTMENT ADVISER'S REPORT (CONTINUED)
April 30, 2005 (unaudited)
--------------------------------------------------------------------------------

exposure, we were overweight New Zealand and Australian debt, which added significantly to performance in the period. We reduced our overweight to Europe during the period and maintained our exposure to select emerging market bonds, and both strategies added to our outperformance for the period. The contribution from foreign exchange exposure was also substantial, as our underweight to the dollar versus Asian currencies helped boost overall returns.

   With regard to the credit sector, we positioned the Fund defensively well in advance of the GM earnings warning, reducing our exposure to lower quality investment grade issuers and any credits likely to be impacted by the implosion in the automotive sector. Our positions in Mortgage-Backed Securities benefited due to low volatility and an emphasis on selected mortgage pools with lower probability of refinancing. Negative contributions to performance included our underweight allocation to US Agencies, which strengthened in spite of the continuing turbulence at Fannie Mae.

MARKET OUTLOOK: FUNDAMENTALLY SOUND

   In our view, the economy should continue to grow at or slightly above trend (approximately 3.5%) and core inflation should move gradually higher, ending the year above 2.5%. We believe the Fed, in turn, will likely continue in its measured pace of tightening, with an estimated year-end Fed funds rate of around 4.0% to 4.5%. Bond yields should rise in response, but the flattening in the curve, we think, will gradually reverse and begin to steepen, especially if there is a reduction in central bank buying of US Treasuries.

   In spite of the difficult environment among spread product in the latter part of the fiscal half-year, the credit environment remains fundamentally sound thanks to moderate increases in corporate profitability and the continuing build-up of cash on corporate balance sheets. Given our positive outlook on credit fundamentals, we would view any further widening in corporate spreads as an opportunity to increase our weighting relative to the index.

Credit Suisse Fixed Income Management Team

Kevin D. Barry
Michael Gray
John de Garis
Sheila Huang
Richard Avidon
Philip Wubbena

CREDIT SUISSE GLOBAL FIXED INCOME FUND
SEMIANNUAL INVESTMENT ADVISER'S REPORT (CONTINUED)
April 30, 2005 (unaudited)
--------------------------------------------------------------------------------

   International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods.

   In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Fund's investment portfolio. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future and their impact on the Fund could be materially different from those projected, anticipated or implied. The Fund has no obligation to update or revise forward-looking statements.

CREDIT SUISSE GLOBAL FIXED INCOME FUND
SEMIANNUAL INVESTMENT ADVISER'S REPORT (CONTINUED)
April 30, 2005 (unaudited)
--------------------------------------------------------------------------------

                 AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2005(1)

                                                             SINCE     INCEPTION
                         1 YEAR      5 YEARS    10 YEARS   INCEPTION     DATE
--------------------------------------------------------------------------------
Common Class              5.25%       8.12%       7.82%      7.51%       11/1/90
Advisor Class             5.15%       7.72%        --        6.26%       8/12/96
Class A Without
  Sales Charge            5.00%        --          --        9.11%      11/30/01
Class A With Maximum
  Sales Charge            0.01%        --          --        7.52%      11/30/01

                 AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2005(1)

                                                             SINCE     INCEPTION
                         1 YEAR      5 YEARS    10 YEARS   INCEPTION     DATE
--------------------------------------------------------------------------------
Common Class             10.51%       8.58%       7.68%      7.55%       11/1/90
Advisor Class            10.43%       8.19%        --        6.33%       8/12/96
Class A Without
  Sales Charge           10.25%        --          --        9.23%      11/30/01
Class A With Maximum
  Sales Charge            5.02%        --          --        7.67%      11/30/01

Returns represent past performance and include change in share price and reinvestment of dividends and capital gains. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. The current performance of the Fund may be lower or higher than the figures shown. Returns and share price will fluctuate, and redemption value may be more or less than original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance information current to the most recent month-end is available at www.csam.com/us.

----------------
1 Fee waivers and/or expense reimbursements reduced expenses for the Fund, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.

2 Total return for Class A shares for the reporting period, based on offering price (with maximum sales charge of 4.75%), was down 1.51%.

3 The Lehman Brothers(TM) Global Aggregate Bond Index is a macro index of global government and corporate bond markets, and is composed of various indices calculated by Lehman Brothers Inc., including the U.S. Aggregate(TM) Bond Index, the Pan-European(TM) Aggregate Index, the Global Treasury(TM) Index, the Asian-Pacific(TM) Aggregate Index, the Eurodollar(TM) Index and the U.S. Investment(TM) Grade 144A Index. Investors cannot invest directly in an index.

CREDIT SUISSE GLOBAL FIXED INCOME FUND
SEMIANNUAL INVESTMENT ADVISER'S REPORT (CONTINUED)
April 30, 2005 (unaudited)
--------------------------------------------------------------------------------

INFORMATION ABOUT YOUR FUND'S EXPENSES

   As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six month period ended April 30, 2005.

   The table illustrates your Fund's expenses in two ways:

   o ACTUAL FUND RETURN. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

   o HYPOTHETICAL 5% FUND RETURN. This helps you to compare your Fund's ongoing expenses with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

   Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

CREDIT SUISSE GLOBAL FIXED INCOME FUND
SEMIANNUAL INVESTMENT ADVISER'S REPORT (CONTINUED)
April 30, 2005 (unaudited)
--------------------------------------------------------------------------------

                    EXPENSES AND VALUE OF A $1,000 INVESTMENT
                  FOR THE SIX MONTH PERIOD ENDED APRIL 30, 2005
--------------------------------------------------------------------------------
                                                  COMMON     ADVISOR
ACTUAL FUND RETURN                                 CLASS      CLASS     CLASS A
                                                 -------------------------------
Beginning Account Value 11/1/04                  $1,000.00  $1,000.00  $1,000.00
Ending Account Value 4/30/05                     $1,035.30  $1,035.50  $1,034.00
Expenses Paid per $1,000*                        $    4.79  $    4.79  $    6.05

HYPOTHETICAL 5% FUND RETURN

Beginning Account Value 11/1/04                  $1,000.00  $1,000.00  $1,000.00
Ending Account Value 4/30/05                     $1,020.08  $1,020.08  $1,018.84
Expenses Paid per $1,000*                        $    4.76  $    4.76  $    6.01

                                                  COMMON     ADVISOR
                                                   CLASS      CLASS     CLASS A
                                                 -------------------------------
ANNUALIZED EXPENSE RATIOS*                           0.95%      0.95%      1.20%


----------------
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year period, then divided by 365.

   The "Expenses Paid per $1,000" and the "Annualized Expense Ratios" in the tables are based on actual expenses paid by the Fund during the period, net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Fund's actual expenses would have been higher.

For more information, please refer to the Fund's prospectus.

CREDIT SUISSE GLOBAL FIXED INCOME FUND
SEMIANNUAL INVESTMENT ADVISER'S REPORT (CONTINUED)
April 30, 2005 (unaudited)
--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
RATINGS
S&P
------------------------------------------
   AAA                               61.6%
   AA                                13.6%
   A                                 10.2%
   BBB                                6.7%
   BB                                 0.8%
   B                                  0.6%
   CCC                                0.3%
   NR                                 0.6%
                                    ------
     Subtotal                        94.4%
   Short-Term Investments             5.6%
                                    ------
     Total                          100.0%
                                    ======

----------------
* Expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

CREDIT SUISSE GLOBAL FIXED INCOME FUND
SCHEDULE OF INVESTMENTS
April 30, 2005 (unaudited)
--------------------------------------------------------------------------------

  PAR1                                                         RATINGS+
  (000)                                                      (S&P/MOODY'S)           MATURITY       RATE%             VALUE
 ------                                                      -------------           --------       -----             -----
BONDS (95.8%)
AUSTRIA (1.1%)
Banks (1.1%)
160,000(A) Osterreichische Kontrollbank AG, Global
             Government Guaranteed Notes                       (AAA , Aaa)           03/22/10       1.800      $  1,627,222
                                                                                                               ------------
TOTAL AUSTRIA                                                                                                     1,627,222
                                                                                                               ------------

BELGIUM (4.0%)
Sovereign (4.0%)
   1,000   Kingdom of Belgium                                  (AA+ , Aa1)           03/28/09       3.750         1,343,934
   3,000   Kingdom of Belgium                                  (AA+ , Aa1)           03/28/28       5.500         4,766,880
                                                                                                               ------------
TOTAL BELGIUM                                                                                                     6,110,814
                                                                                                               ------------

BERMUDA (0.1%)
Insurance (0.1%)
  130(B)   Everest Reinsurance Holdings, Notes ss.              (A- , A3)            10/15/14       5.400           131,504
                                                                                                               ------------
TOTAL BERMUDA                                                                                                       131,504
                                                                                                               ------------

CANADA (2.4%)
Chemicals (0.1%)
  185(B)   Methanex Corp., Yankee Notes                       (BBB- , Ba1)           08/15/05       7.750           187,775
                                                                                                               ------------

Media (0.1%)
  130(B)   Thomson Corp., Global Notes                          (A- , A3)            01/05/12       6.200           141,137
                                                                                                               ------------

Oil & Gas (0.1%)
   65(B)   Canadian Natural Resources, Ltd., Yankee Notes     (BBB+ , Baa1)          07/15/11       6.700            71,518
  155(B)   Nexen, Inc., Yankee Notes                          (BBB- , Baa2)          03/10/35       5.875           149,930
                                                                                                               ------------
                                                                                                                    221,448
                                                                                                               ------------
Pipelines (0.1%)
   75(B)   Trans-Canada Pipelines, Ltd., Yankee Bonds           (A- , A2)            01/15/15       4.875            75,265
                                                                                                               ------------

Retail (0.8%)
  650(C)   Finning International, Inc., Euro Non-Dollar
             Senior Notes                                      (BBB+ , NR)           05/30/13       5.625         1,247,388
                                                                                                               ------------

Sovereign (1.2%)
180,000(A) Government of Canada                                (AAA , Aaa)           03/23/09       1.900         1,824,381
                                                                                                               ------------
TOTAL CANADA                                                                                                      3,697,394
                                                                                                               ------------

CHILE (0.1%)
Electric (0.1%)
  125(B)   Compania Nacional de Transmision Electrica SA,
             Global Senior Notes                               (A- , Baa1)           04/15/11       7.875           142,508
                                                                                                               ------------
TOTAL CHILE                                                                                                         142,508
                                                                                                               ------------

DENMARK (0.9%)
Electric (0.9%)
   1,000   Elsam A/S, Senior Notes                                (A- , NR)          06/21/11       4.625         1,360,463
                                                                                                               ------------
TOTAL DENMARK                                                                                                     1,360,463
                                                                                                               ------------

FINLAND (1.6%)
Sovereign (1.6%)
   1,900   Republic of Finland, Senior Unsubordinated Notes    (AAA , Aaa)           07/04/06       2.750         2,470,743
                                                                                                               ------------
TOTAL FINLAND                                                                                                     2,470,743
                                                                                                               ------------

                 See Accompanying Notes to Financial Statements.

                                        8


CREDIT SUISSE GLOBAL FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
April 30, 2005 (unaudited)
--------------------------------------------------------------------------------
  PAR1                                                         RATINGS+
  (000)                                                      (S&P/MOODY'S)           MATURITY       RATE%             VALUE
 ------                                                      -------------           --------       -----             -----
BONDS
FRANCE (9.4%)

Diversified Financials (0.9%)
$  1,000   Banque Psa Finance, Series EMTN, Notes               (A- , A2)            01/30/07       4.875      $  1,341,958
                                                                                                               ------------
Food (0.9%)
  680(C)   Carrefour SA, Series EMTN, Senior
             Unsubordinated Notes                               (A+ , A1)            12/19/12       5.375         1,311,581
                                                                                                               ------------
Sovereign (5.6%)
   2,000   Government of France                                (AAA , Aaa)           04/25/07       5.500         2,743,554
   1,000   Government of France                                (AAA , Aaa)           01/12/10       3.000         1,303,550
   3,100   Government of France                                (AAA , Aaa)           10/25/16       5.000         4,554,708
                                                                                                               ------------
                                                                                                                  8,601,812
                                                                                                               ------------
Telecommunications (0.5%)
     552   France Telecom SA, Series EMTN, Senior
             Unsubordinated Notes                              (A- , Baa1)           12/23/09       7.000           829,696
                                                                                                               ------------
Water (1.5%)
   1,100   Suez SA, Bonds                                       (A- , A2)            10/13/09       5.875         1,584,059
     500   Veolia Environnement, Series EMTN, Senior Notes    (BBB , Baa1)           06/27/08       5.875           704,349
                                                                                                               ------------
                                                                                                                  2,288,408
                                                                                                               ------------
TOTAL FRANCE                                                                                                     14,373,455
                                                                                                               ------------

GERMANY (9.3%)
Banks (3.0%)
175,000(A) Landwirtschaftliche Rentenbank, Series EMTN,
             Foreign Government Guaranteed Notes               (AAA , Aaa)           09/30/08       0.650         1,692,475
300,000(A) Landwirtschaftliche Rentenbank, Series EMTN,
             Unsubordinated Notes                              (AAA , Aaa)           04/25/13       1.375         2,959,693
                                                                                                               ------------
                                                                                                                  4,652,168
                                                                                                               ------------
Sovereign (6.3%)
   1,000   Federal Republic of Germany                         (AAA , Aaa)           01/04/07       6.000         1,369,795
   2,500   Federal Republic of Germany                         (AAA , Aaa)           08/17/07       4.500         3,384,337
   1,400   Federal Republic of Germany                         (AAA , Aaa)           01/04/12       5.000         2,020,287
   2,000   Federal Republic of Germany                         (AAA , Aaa)           01/04/13       4.500         2,813,216
                                                                                                               ------------
                                                                                                                  9,587,635
                                                                                                               ------------
TOTAL GERMANY                                                                                                    14,239,803
                                                                                                               ------------

INDONESIA (0.2%)
Sovereign (0.2%)
  305(B)   Republic of Indonesia, Rule 144A,
              Notes (Indonesia)++                                (B+ , B2)           04/20/15       7.250           295,088
                                                                                                               ------------
TOTAL INDONESIA                                                                                                     295,088
                                                                                                               ------------

IRELAND (1.8%)
Asset Backed Securities (0.9%)
1,350(B)   Pure Mortgages, Series 2004-1A, Class A#            (AAA , Aaa)           02/28/34       2.932         1,350,000
                                                                                                               ------------

Banks (0.9%)
   1,000   Depfa ACS Bank, Rule 144A++                         (AAA , Aaa)           04/15/08       3.250         1,316,751
                                                                                                               ------------
TOTAL IRELAND                                                                                                     2,666,751
                                                                                                               ------------


                 See Accompanying Notes to Financial Statements.

                                        9


CREDIT SUISSE GLOBAL FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
April 30, 2005 (unaudited)
-------------------------------------------------------------------------------------
  PAR1                                                         RATINGS+
  (000)                                                      (S&P/MOODY'S)           MATURITY       RATE%             VALUE
 ------                                                      -------------           --------       -----             -----
BONDS
ITALY (4.7%)

Sovereign (4.7%)
$  3,000   Republic of Italy                                   (AA- , Aa2)           02/01/06       2.750      $  3,889,199
   1,000   Republic of Italy                                   (AA- , Aa2)           05/01/09       4.500         1,379,778
190,000(A) Republic of Italy                                   (AA- , Aa2)           02/23/10       1.800         1,931,421
                                                                                                               ------------
TOTAL ITALY                                                                                                       7,200,398
                                                                                                               ------------

JAPAN (2.9%)
Banks (1.6%)
 250,000   Japan Bank Foreign International Cooperative,
             Government Guaranteed Notes                       (AA- , Aaa)           03/19/08       0.350         2,398,506
                                                                                                               ------------
Electric (0.9%)
1,000(D) Tokyo Electric Power Company, Inc., Euro Notes        (AA- , Aa3)           03/27/07       5.125         1,354,313
                                                                                                               ------------
Sovereign (0.4%)
  80,000   Development Bank of Japan, Series INTL, Global
             Government Guaranteed Notes                       (AA- , Aa1)           06/20/23       1.050           674,287
                                                                                                               ------------
TOTAL JAPAN                                                                                                       4,427,106
                                                                                                               ------------

LUXEMBOURG (0.5%)
Miscellaneous Manufacturing (0.1%)
  100(B)   Tyco International Group SA, Yankee Company
             Guaranteed Notes                                  (BBB , Baa3)          10/15/11       6.375           108,511
                                                                                                               ------------
Telecommunications (0.4%)
 500 SES   Global, Company Guaranteed Notes                   (BBB+ , Baa2)          11/19/08       4.500           672,055
                                                                                                               ------------
TOTAL LUXEMBOURG                                                                                                    780,566
                                                                                                               ------------

MALAYSIA (0.3%)
Oil & Gas (0.3%)
  320(B)   Petroliam Nasional Berhad, Rule 144A, Bonds++         (A- , A2)           08/15/15       7.750           386,501
                                                                                                               ------------
TOTAL MALAYSIA                                                                                                      386,501
                                                                                                               ------------

MEXICO (0.7%)
Sovereign (0.7%)
  370(B)   United Mexican States, Global Notes                 (BBB , Baa1)          12/30/19       8.125           434,195
  365(B)   United Mexican States, Series MTN, Global Notes     (BBB , Baa1)          01/16/13       6.375           381,607
  290(B)   United Mexican States, Series MTNA, Global Notes    (BBB , Baa1)          04/08/33       7.500           314,650
                                                                                                               ------------
TOTAL MEXICO                                                                                                      1,130,452
                                                                                                               ------------

NETHERLANDS (6.0%)
Sovereign (5.3%)
   3,290   Government of the Netherlands                       (AAA , Aaa)           07/15/09       3.750         4,428,605
   2,500   Government of the Netherlands                       (AAA , Aaa)           07/15/12       5.000         3,605,628
                                                                                                               ------------
                                                                                                                  8,034,233
                                                                                                               ------------
Telecommunications (0.7%)
  280(B)   Deutsche Telekom International Finance BV, Global
             Company Guaranteed Notes                           (A- , Baa1)          06/15/30       8.250           376,326
     550   Olivetti Finance NV, Series EMTN, Company
             Guaranteed Notes                                  (BBB+ , Baa2)         01/24/08       5.875           765,252
                                                                                                               ------------
                                                                                                                  1,141,578
                                                                                                               ------------
TOTAL NETHERLANDS                                                                                                 9,175,811
                                                                                                               ------------


                 See Accompanying Notes to Financial Statements.

                                       10


CREDIT SUISSE GLOBAL FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
April 30, 2005 (unaudited)
--------------------------------------------------------------------------------
  PAR1                                                         RATINGS+
  (000)                                                      (S&P/MOODY'S)           MATURITY       RATE%             VALUE
 ------                                                      -------------           --------       -----             -----
BONDS
NEW ZEALAND (3.1%)
Sovereign (3.1%)
$  6,360   Government of New Zealand, Bonds                    (AAA , Aaa)           04/15/15       6.000      $  4,716,941
                                                                                                               ------------
TOTAL NEW ZEALAND                                                                                                 4,716,941
                                                                                                               ------------

NORWAY (1.2%)
Diversified Financials (1.2%)
180,000(A) Eksportfinans ASA, Global Bonds                     (AA+ , Aaa)           06/21/10       1.800         1,830,747
                                                                                                               ------------
TOTAL NORWAY                                                                                                      1,830,747
                                                                                                               ------------

PANAMA (0.3%)
Sovereign (0.3%)
  405(B)   Republic of Panama, Global Notes ss.                  (BB , Ba1)          03/15/15       7.250           422,212
                                                                                                               ------------
TOTAL PANAMA                                                                                                        422,212
                                                                                                               ------------

RUSSIA (0.4%)
Sovereign (0.4%)
  720(B)   Government of Russia, Series V, Debentures         (BBB- , Ba2)           05/14/08       3.000           669,600
                                                                                                               ------------
TOTAL RUSSIA                                                                                                        669,600
                                                                                                               ------------

SOUTH KOREA (0.4%)
Banks (0.4%)
  520(B)   Korea Development Bank, Global Notes                 (A- , A3)            07/20/09       4.750           523,396
                                                                                                               ------------
TOTAL SOUTH KOREA                                                                                                   523,396
                                                                                                               ------------

SPAIN (4.7%)
Banks (0.4%)
     500   Banco Bilbao Vizcaya Argentaria SA, Notes           (NR , Aaa)            02/25/15       3.500           640,667
                                                                                                               ------------
Sovereign (4.3%)
   1,800   Kingdom of Spain                                    (AAA , Aaa)           03/31/07       7.350         2,544,105
   2,420   Kingdom of Spain                                    (AAA , Aaa)           07/30/32       5.750         4,037,900
                                                                                                               ------------
                                                                                                                  6,582,005
                                                                                                               ------------
TOTAL SPAIN                                                                                                       7,222,672
                                                                                                               ------------

SWEDEN (0.6%)
Telecommunications (0.6%)
     650   Vattenfall Treasury AB, Series EMTN, Company
             Guaranteed Notes                                   (A- , A3)            04/29/24       5.375           938,013
                                                                                                               ------------
TOTAL SWEDEN                                                                                                        938,013
                                                                                                               ------------
UNITED KINGDOM (4.7%)
Banks (1.6%)
1,500(D)   HBOS Treasury Services PLC                          (AAA , Aaa)           07/26/10       3.750         2,015,157
  400(B)   Royal Bank of Scotland Group PLC, Series 3, Global
             Bonds (Callable 12/31/05 @ $100.00)                (A , A1)             11/29/49       7.816           411,269
                                                                                                               ------------
                                                                                                                  2,426,426
                                                                                                               ------------
Sovereign (3.1%)
   1,700   UK Treasury Bonds                                   (AAA , Aaa)           03/07/12       5.000         3,341,544
     700   UK Treasury Bonds                                   (AAA , Aaa)           09/07/14       5.000         1,386,668
                                                                                                               ------------
                                                                                                                  4,728,212
                                                                                                               ------------
TOTAL UNITED KINGDOM                                                                                              7,154,638
                                                                                                               ------------


                 See Accompanying Notes to Financial Statements.

                                       11


CREDIT SUISSE GLOBAL FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
April 30, 2005 (unaudited)
--------------------------------------------------------------------------------
  PAR1                                                         RATINGS+
  (000)                                                      (S&P/MOODY'S)           MATURITY       RATE%             VALUE
 ------                                                      -------------           --------       -----             -----
BONDS
UNITED STATES (34.0%)
Aerospace & Defense (0.2%)
$    285   Goodrich Corp., Notes                              (BBB- , Baa3)          04/15/08       7.500     $     309,683
      20   L-3 Communications Corp., Global Company
             Guaranteed Notes (Callable 07/15/08 @ $103.06)    (BB+ , Ba3)           07/15/13       6.125            19,850
                                                                                                               ------------
                                                                                                                    329,533
                                                                                                               ------------
Asset Backed Securities (2.2%)
     506   Carmax Auto Owner Trust, Series 2001-2,
             Class A4#                                         (AAA , Aaa)           12/15/06       3.940           506,826
     975   DaimlerChrysler Auto Trust, Series 2004-B,
             Class A4                                          (AAA , Aaa)           10/08/09       3.710           966,317
     735   First Franklin Mortgage Loan Asset-Backed
             Certificates, Series 2005-FF5, Class A2B#         (AAA , Aaa)           03/25/35       3.290           735,000
     625   Honda Auto Receivables Owner Trust,
             Series 2003-1, Class A4                           (AAA , Aaa)           07/18/08       2.480           616,602
     505   Ixis Real Estate Capital Trust, Series 2005-HE2,
             Class M1#                                          (AA , Aa1)           09/25/35       3.494           505,000
                                                                                                               ------------
                                                                                                                  3,329,745
                                                                                                               ------------
Banks (1.0%)
     210   Bank of America Corp., Global Notes                 (AA- , Aa2)           10/01/10       4.250           208,394
     330   Bank of America Corp., Global Senior Notes          (AA- , Aa2)           01/15/08       3.875           327,875
     140   Bank of America Corp., Rule 144A, Company
             Guaranteed Notes (Callable 12/31/06 @ $104.04)++   (A , Aa3)            12/31/26       8.070           153,337
     500   Fifth Third Bank, Subordinated Notes                (A+ , Aa2)            02/01/15       4.750           496,263
     175   Key Bank NA, Subordinated Notes                      (A- , A2)            07/01/14       5.800           186,157
     100   National City Bank, Series BKNT, Notes              (A+ , Aa3)            08/01/09       4.150            99,427
                                                                                                               ------------
                                                                                                                  1,471,453
                                                                                                               ------------
Chemicals (0.2%)
     250   Lubrizol Corp., Senior Notes                       (BB+ , Baa3)           10/01/09       4.625           248,025
                                                                                                               ------------
Diversified Financials (2.7%)
     215   Citigroup, Inc., Global Subordinated Notes          (A+ , Aa2)            09/15/14       5.000           216,821
     100   Ford Motor Credit Co., Global Notes                 (BBB- , A3)           01/15/10       5.700            90,471
      75   Ford Motor Credit Co., Global Notes                 (BBB- , A3)           10/01/13       7.000            67,601
     185   Ford Motor Credit Co., Global Notes ss.             (BBB- , A3)           01/25/07       6.500           185,056
     155   General Electric Capital Corp., Global Notes        (AAA , Aaa)           03/04/15       4.875           155,647
   1,000   General Electric Capital Corp., Global Notes# ss.   (AAA , Aaa)           03/04/08       2.980         1,000,981
     320   General Electric Capital Corp., Series MTNA,
             Global Notes                                      (AAA , Aaa)           06/15/12       6.000           344,511
      60   General Motors Acceptance Corp.,
             Global Notes ss.                                 (BBB- , Baa2)          12/01/14       6.750            50,348
     230   Goldman Sachs Group, Inc., Global Notes             (A+ , Aa3)            01/15/15       5.125           230,131
     585   Household Finance Corp., Global Notes                (A , A1)             12/15/08       4.125           578,740
     110   JPMorgan Chase & Co., Global Notes ss.              (A+ , Aa3)            03/01/15       4.750           108,338
     190   MBNA America Bank, Rule 144A, Subordinated
             Notes++                                          (BBB , Baa2)           03/15/08       6.750           201,612
     200   Merrill Lynch & Company, Inc., Series MTNB,
             Notes                                             (A+ , Aa3)            03/10/06       2.470           198,122
     200   Merrill Lynch & Company, Inc., Series MTNC,
             Global Notes                                      (A+ , Aa3)            01/15/15       5.000           200,672
     250   OMX Timber Finance Investment LLC, Rule 144A,
             Company Guaranteed Notes
             (Callable 10/31/19 @ $100.00)#++                  (A+ , Aa3)            01/29/20       5.420           252,079
     250   SLM Corp., Series MTNA, Notes                        (A , A2)             01/15/09       4.000           247,164
                                                                                                               ------------
                                                                                                                  4,128,294
                                                                                                               ------------


                 See Accompanying Notes to Financial Statements.

                                       12


CREDIT SUISSE GLOBAL FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
April 30, 2005 (unaudited)
--------------------------------------------------------------------------------

  PAR1                                                         RATINGS+
  (000)                                                      (S&P/MOODY'S)           MATURITY       RATE%             VALUE
 ------                                                      -------------           --------       -----             -----
BONDS
UNITED STATES
Electric (0.8%)
$     84   American Electric Power Company, Inc., Series A,
             Global Notes                                     (BBB , Baa3)           05/15/06       6.125     $      85,866
     100   Cincinnati Gas & Electric Co., Notes               (BBB , Baa1)           09/15/12       5.700           105,343
      70   Constellation Energy Group, Inc., Notes            (BBB , Baa1)           04/01/07       6.350            72,673
     100   Dominion Resources, Inc., Series A, Notes+         (BBB+ , Baa1)          11/15/06       3.660            99,437
     170   FPL Group Capital, Inc., Notes                       (A- , A2)            02/16/07       4.086           169,804
     300   Oklahoma Gas & Electric Co., Bonds
             (Callable 08/01/14 @ $103.25)                     (BBB+ , A2)           08/01/34       6.500           323,799
      70   Old Dominion Electric Cooperative, Series A,
             Secured Notes                                     (AAA , Aaa)           06/01/11       6.250            76,483
     130   PacifiCorp, First Mortgage Notes                     (A- , A3)            11/15/11       6.900           146,481
     230   TXU Corp., Rule 144A, Notes++                      (BBB- , Ba1)           11/15/24       6.500           227,638
                                                                                                               ------------
                                                                                                                  1,307,524
                                                                                                               ------------
Entertainment (0.1%)
     130   AMC Entertainment, Inc., Senior Subordinated
             Notes (Callable 02/01/06 @ $101.58)               (CCC+ , B3)           02/01/11       9.500           129,350
                                                                                                               ------------
Gas (0.1%)
     135   Sempra Energy, Notes                               (BBB+ , Baa1)          12/01/05       6.950           137,380
                                                                                                               ------------
Holding Companies-Diversified (1.3%)
200,000(A) GE Financial Assurance Holdings, Inc.,
             Global Notes                                        (A , A2)            06/20/11       1.600         1,939,143
                                                                                                               ------------
Home Builders (0.3%)
     330   D.R. Horton, Inc., Senior Notes                     (BB+ , Ba1)           02/15/15       5.250           309,271
     150   Pulte Homes, Inc., Notes                           (BBB- , Baa3)          02/15/35       6.000           140,252
                                                                                                               ------------
                                                                                                                    449,523
                                                                                                               ------------
Insurance (0.6%)
     550   American International Group, Inc., Global Notes#    (AA+ , Aaa)          05/15/13       4.250           523,096
     290   Berkshire Hathaway Finance Corp., Rule 144A,
             Senior Notes++                                    (AAA , Aaa)           01/15/10       4.125           286,122
      80   Nationwide Mutual Insurance Co., Rule 144A, Bonds
             (Callable 04/15/14 @ $100.00)++                    (A- , A2)            04/15/34       6.600            82,360
      75   Progressive Corp., Senior Notes                      (A+ , A1)            12/01/32       6.250            83,726
                                                                                                               ------------
                                                                                                                    975,304
                                                                                                               ------------
Investment Company (0.1%)
     125   Frank Russell Co., Rule 144A, Company
             Guaranteed Notes++                                (AAA , Aa1)           01/15/09       5.625           131,553
                                                                                                               ------------
Lodging (0.0%)
      21   Windsor Woodmont Black Hawk, Series B, First
             Mortgage Notes0^                                   (NR , NR)            03/15/05      13.000             1,627
                                                                                                               ------------
Media (0.7%)
     250   CCO Holdings LLC, Global Senior Notes
             (Callable 11/15/08 @ $104.38)                     (CCC- , B3)           11/15/13       8.750           241,875
      75   Comcast Cable Communications Holdings, Inc.,
             Global Company Guaranteed Notes                  (BBB , Baa2)           03/15/13       8.375            91,187
     200   Comcast Cable Communications, Inc., Senior
             Notes ss.                                        (BBB , Baa2)           01/30/11       6.750           219,784
      75   Cox Communications, Inc., Notes                    (BBB- , Baa3)          06/15/05       6.875            75,249
     150   News America Holdings, Inc., Company
             Guaranteed Notes                                 (BBB- , Baa3)          02/01/13       9.250           189,624


                 See Accompanying Notes to Financial Statements.

                                       13


CREDIT SUISSE GLOBAL FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
April 30, 2005 (unaudited)
--------------------------------------------------------------------------------
   PAR1                                                         RATINGS+
  (000)                                                      (S&P/MOODY'S)           MATURITY       RATE%             VALUE
 ------                                                      -------------           --------       -----             -----
BONDS
UNITED STATES
Media
$     85   News America, Inc., Company Guaranteed Notes       (BBB- , Baa3)          11/30/28       7.625      $    100,502
      90   Time Warner, Inc., Global Company Guaranteed
             Notes                                            (BBB+ , Baa1)          04/15/31       7.625           110,018
                                                                                                               ------------
                                                                                                                  1,028,239
                                                                                                               ------------
Mining (0.3%)
     455   Phelps Dodge Corp., Senior Notes                   (BBB , Baa2)           03/15/34       6.125           474,579
                                                                                                               ------------
Miscellaneous Manufacturing (0.1%)
     245   Textron, Inc., Senior Notes                          (A- , A3)            08/01/10       4.500           244,452
                                                                                                               ------------
Mortgage Backed Securities (19.8%)
   1,090   Bear Stearns Commercial Mortgage Securities, Inc.,
             Series 2005-T18, Class A4#                        (AAA , Aaa)           02/13/42       4.933         1,094,906
     560   Fannie Mae Global Bonds++++                         (AAA , Aaa)           11/15/30       6.625           692,760
     710   Fannie Mae Global Notes++++                         (AAA , Aaa)           11/15/10       6.625           790,722
400,000(A) Fannie Mae Global Senior Notes                      (AAA , Aaa)           10/09/07       2.125         3,996,847
   1,769   Fannie Mae Pool #255552++++                         (AAA , Aaa)           11/01/34       6.500         1,843,072
     494   Fannie Mae Pool #703337++++++                       (AAA , Aaa)           04/01/33       5.500           499,520
   1,211   Fannie Mae Pool #725248++++                         (AAA , Aaa)           03/01/34       5.000         1,203,285
   1,097   Fannie Mae Pool #733035^^                           (AAA , Aaa)           08/01/33       4.500         1,061,311
     355   Fannie Mae Pool #757490                             (AAA , Aaa)           01/01/34       5.500           359,013
     692   Fannie Mae Pool #763676                             (AAA , Aaa)           01/01/34       5.500           700,137
     848   Fannie Mae Pool #776327                             (AAA , Aaa)           04/01/34       5.000           842,095
     606   Fannie Mae Pool #794268                             (AAA , Aaa)           09/01/34       6.500           631,613
     650   Federal Home Loan Bank Global Bonds                 (AAA , Aaa)           06/18/14       5.250           684,116
     800   FHLMC TBA                                           (AAA , Aaa)           05/02/35       5.500           809,000
   1,675   FNMA TBA                                            (AAA , Aaa)           05/02/35       5.000         1,654,717
   7,650   FNMA TBA                                            (AAA , Aaa)           05/02/35       6.000         7,852,007
1,000(D)   Freddie Mac, Global Unsubordinated Notes            (AAA , Aaa)           01/15/14       4.375         1,381,843
     805   Freddie Mac Global Notes++++                        (AAA , Aaa)           11/15/13       4.875           825,681
   1,190   Freddie Mac Global Subordinated Notes++++           (AAA , Aaa)           03/21/11       5.875         1,271,059
     460   JPMorgan Chase Commercial Mortgage Securities
             Corp., Series 2004-CB9, Class A1                  (AAA , Aaa)           06/12/41       3.475           451,510
   1,555   Merrill Lynch Mortgage Trust, Series 2005-MKB2,
             Class A4                                          (AAA , Aaa)           09/12/42       5.204         1,590,347
                                                                                                               ------------
                                                                                                                 30,235,561
                                                                                                               ------------
Oil & Gas (0.6%)
     235   Amerada Hess Corp., Notes                          (BBB- , Ba1)           08/15/31       7.300           269,460
     175   Enterprise Products Operating LP, Series B,
             Global Senior Notes                              (BB+ , Baa3)           10/15/34       6.650           183,997
     320   Pemex Project Funding Master Trust, Rule 144A,
             Company Guaranteed Notes#++                      (BBB , Baa1)           06/15/10       4.310           330,080
     155   XTO Energy, Inc., Notes                            (BBB- , Baa3)          06/30/15       5.300           156,846
                                                                                                               ------------
                                                                                                                    940,383
                                                                                                               ------------
Pipelines (0.1%)
     145   Kinder Morgan Energy Partners LP, Notes            (BBB+ , Baa1)          11/15/14       5.125           144,349
                                                                                                               ------------
Real Estate (0.0%)
      10   EOP Operating LP, Notes                            (BBB+ , Baa2)          10/01/10       4.650             9,862
                                                                                                               ------------


                 See Accompanying Notes to Financial Statements.

                                       14


CREDIT SUISSE GLOBAL FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
April 30, 2005 (unaudited)
--------------------------------------------------------------------------------
   PAR1                                                         RATINGS+
  (000)                                                      (S&P/MOODY'S)           MATURITY       RATE%             VALUE
 ------                                                      -------------           --------       -----             -----
BONDS
UNITED STATES
Telecommunications (0.7%)
$    150   ALLTEL Corp., Notes                                  (A , A2)             05/17/07       4.656      $    151,348
     275   Motorola, Inc., Notes                              (BBB , Baa3)           11/16/07       4.608           277,100
      55   New Cingular Wireless Services, Inc., Global
             Senior Notes                                      (A , Baa2)            03/01/31       8.750            75,236
     135   SBC Communications, Inc., Global Notes               (A , A2)             09/15/14       5.100           135,310
     100   Sprint Capital Corp., Global Company Guaranteed
             Notes                                            (BBB- , Baa3)          01/30/11       7.625           113,009
      80   Sprint Capital Corp., Global Company Guaranteed
             Notes                                            (BBB- , Baa3)          03/15/32       8.750           107,905
     160   Verizon Wireless Capital LLC, Global Notes           (A+ , A3)            12/15/06       5.375           163,290
                                                                                                               ------------
                                                                                                                  1,023,198
                                                                                                               ------------
Transportation (0.1%)
     125   Horizon Lines LLC, Rule 144A, Notes
             (Callable 11/01/08 @ $104.50)++                   (CCC+ , B3)           11/01/12       9.000           132,188
                                                                                                               ------------
United States Treasury Obligations (2.0%)
   1,348   United States Treasury Bonds                        (AAA , Aaa)           01/15/25       2.375         1,472,428
   1,373   United States Treasury Notes                        (AAA , Aaa)           07/15/14       2.000         1,425,436
     175   United States Treasury Notes                        (AAA , Aaa)           02/15/15       4.000           172,218
                                                                                                               ------------
                                                                                                                  3,070,082
                                                                                                               ------------
TOTAL UNITED STATES                                                                                              51,881,347
                                                                                                               ------------
VENEZUELA (0.4%)
Sovereign (0.4%)
  385(B)   Republic of Venezuela, Notes#                        (B , B2)             04/20/11       4.150           342,248
  285(B)   Republic of Venezuela, Global Notes                  (B , B2)             10/08/14       8.500           281,438
                                                                                                               ------------
TOTAL VENEZUELA                                                                                                     623,686
                                                                                                               ------------

TOTAL BONDS (Cost $135,077,025)                                                                                 146,199,831
                                                                                                               ------------

NUMBER OF
  SHARES
--------
COMMON STOCK (0.0%)
UNITED STATES (0.0%)
Food (0.0%)
      16   Archibald Candy Corp.*^ (Cost $1,360)                                                                          0
                                                                                                               ------------
TOTAL UNITED STATES                                                                                                       0
                                                                                                               ------------

PREFERRED STOCK (0.2%)
UNITED STATES (0.2%)
Telecommunications (0.2%)
     240   Centaur Funding Corp., Series B, Rule 144A++(Cost $279,079)                                              324,450
                                                                                                               ------------
TOTAL UNITED STATES                                                                                                 324,450
                                                                                                               ------------

SHORT-TERM INVESTMENTS (7.1%)
2,175,475  State Street, Navigator Prime Fund ss.ss.                                                              2,175,475



                 See Accompanying Notes to Financial Statements.

                                       15


CREDIT SUISSE GLOBAL FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
April 30, 2005 (unaudited)
--------------------------------------------------------------------------------

   PAR1
  (000)                                                                              MATURITY       RATE%             VALUE
 ------                                                                              --------       -----             -----

$  4,801   State Street Bank and Trust Co. Euro Time Deposit^^                       05/02/05       1.850      $  4,801,000
   3,900   United States Treasury Bills^^                                            06/09/05       2.730         3,888,622
                                                                                                               ------------
TOTAL SHORT-TERM INVESTMENTS (Cost $10,865,097)                                                                  10,865,097
                                                                                                               ------------


CONTRACTS
----------
OPTIONS PURCHASED (0.0%)
Call Options (0.0%)
   3,174   European Economic Unit, strike price $1.286, expires 05/05/05                                             28,557
                                                                                                               ------------
Put Options (0.0%)
   3,174   European Economic Unit, strike price $1.286, expires 05/05/05                                             12,137
                                                                                                               ------------
TOTAL OPTIONS PURCHASED (Cost $77,763)                                                                               40,694
                                                                                                               ------------
TOTAL INVESTMENTS AT VALUE (103.1%) (Cost $146,300,324)                                                         157,430,072
                                                                                                               ------------
LIABILITIES IN EXCESS OF OTHER ASSETS (-3.1%)                                                                    (4,790,296)
                                                                                                               ------------
NET ASSETS (100.0%)                                                                                            $152,639,776
                                                                                                               ============


OPEN OPTION CONTRACTS WRITTEN

                                  NUMBER OF       EXERCISE         EXPIRATION
        NAME OF ISSUER            CONTRACTS         PRICE             DATE           VALUE
-------------------------------------------------------------------------------------------
        S&P 500 Index Put Option      80            $ 3.50         05/21/2005      $ 28,000

                            INVESTMENT ABBREVIATIONS
                                BKNT = Bank Note
                          EMTN = Euro Medium Term Note
                             MTN = Medium Term Note
                        MTNA = Medium Term Note, Series A
                        MTNB = Medium Term Note, Series B
                        MTNC = Medium Term Note, Series C
                             TBA = To be Announced.
                                  NR= Not Rated

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE GLOBAL FIXED INCOME FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
April 30, 2005 (unaudited)
--------------------------------------------------------------------------------


1 Unless otherwise indicated below, all securities are denominated in currency of the issuer's country of origin.

+ Credit ratings given by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's") are unaudited.

++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2005, these securities amounted to a value of $4,119,759 or 2.7% of net assets.

# Variable rate obligations -- The interest rate shown is the rate as of April 30, 2005.

+ Step Bond -- The interest stated is as of April 30, 2005 and will reset at a future date.

0        Bond is currently in default.

*        Non-income producing security.

^ Not readily marketable security; security is valued at fair value as determined in good faith by, or under the direction of, the Board of Directors.

++++     Collateral segregated for futures contracts.

^^       Collateral segregated for TBA securities.

++++++   A portion of the security is pledged as collateral for options written.

ss.      Security or portion thereof is out on loan.

ss.ss. Represents security purchased with cash collateral received for securities on loan.

(A)      Denominated in Japanese Yen.

(B)      Denominated in U.S. Dollar.

(C)      Denominated in British Pound Sterling.

(D)      Denominated in Euro.


                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE GLOBAL FIXED INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
April 30, 2005 (unaudited)
--------------------------------------------------------------------------------

ASSETS
   Investments at value, including collateral for securities
      on loan of $2,175,475 (Cost $146,300,324) (Note 2)              $157,430,072(1)
   Cash                                                                        359
   Foreign currency at value (Cost $1,156,017)                           1,161,989
   Unrealized appreciation on forward foreign currency
      contracts (Note 2)                                                 3,169,357
   Interest receivable                                                   1,793,706
   Receivable for investments sold                                      12,621,057
   Receivable for fund shares sold                                         491,299
   Variation margin receivable (Note 2)                                     16,375
   Prepaid expenses and other assets                                        46,817
                                                                      ------------
      Total Assets                                                     176,731,031
                                                                      ------------
LIABILITIES
   Advisory fee payable (Note 3)                                            48,742
   Administrative services fee payable (Note 3)                             50,594
   Distribution fee payable (Note 3)                                         2,619
   Payable for investments purchased                                    21,541,575
   Payable upon return of securities loaned (Note 2)                     2,175,475
   Payable for fund shares redeemed                                        133,545
   Outstanding options written, at value (premiums
      received $31,759) (Note 2)                                            28,000
   Directors' fee payable                                                    4,408
   Other accrued expenses payable                                          106,297
                                                                      ------------
      Total Liabilities                                                 24,091,255
                                                                      ------------
NET ASSETS
   Capital stock, $0.001 par value (Note 6)                                 15,068
   Paid-in capital (Note 6)                                            168,322,067
   Accumulated net investment loss                                      (9,511,256)
   Accumulated net realized loss on investments,
      futures transactions, options written, swap contracts
      and foreign currency transactions                                (20,363,925)
   Net unrealized appreciation from investments,
      futures transactions, options written and
      foreign currency translations                                     14,177,822
                                                                      ------------
      Net Assets                                                      $152,639,776
                                                                      ============
COMMON SHARES
   Net assets                                                         $138,687,136
   Shares outstanding                                                   13,688,965
                                                                      ------------
   Net asset value, offering price, and redemption price per share          $10.13
                                                                            ======
ADVISOR SHARES
   Net assets                                                         $     11,260
   Shares outstanding                                                        1,028
                                                                      ------------
   Net asset value, offering price, and redemption price per share          $10.95
                                                                            ======
A SHARES
   Net assets                                                         $ 13,941,380
   Shares outstanding                                                    1,377,531
                                                                      ------------
   Net asset value and redemption price per share                           $10.12
                                                                            ======
   Maximum offering price per share (net asset value/(1-4.75%))             $10.62
                                                                            ======

--------------------------------------------------------------------------------
1 Including $2,131,977 of securities on loan.



                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE GLOBAL FIXED INCOME FUND
STATEMENT OF OPERATIONS
For the Six Months Ended April 30, 2005 (unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME (Note 2)
   Interest                                                            $ 2,714,263
   Dividends                                                                10,896
   Securities lending                                                        3,486
                                                                       -----------
     Total investment income                                             2,728,645
                                                                       -----------
EXPENSES
   Investment advisory fees (Note 3)                                       734,843
   Administrative services fees (Note 3)                                   133,850
   Distribution fees (Note 3)
     Class A                                                                10,594
   Transfer agent fees (Note 3)                                            158,944
   Custodian fees                                                           36,884
   Printing fees (Note 3)                                                   24,227
   Legal fees                                                               22,955
   Registration fees                                                        19,166
   Audit fees                                                               13,043
   Directors' fees                                                           8,258
   Insurance expense                                                         2,102
   Commitment fees (Note 4)                                                  1,692
   Interest expense (Note 4)                                                   230
   Miscellaneous expense                                                     4,656
                                                                       -----------
     Total expenses                                                      1,171,444
   Less: fees waived (Note 3)                                             (462,748)
                                                                       -----------
     Net expenses                                                          708,696
                                                                       -----------
       Net investment income                                             2,019,949
                                                                       -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS, FUTURES CONTRACTS,
   OPTIONS WRITTEN, SWAP CONTRACTS AND FOREIGN CURRENCY RELATED ITEMS
   Net realized gain from investments                                    2,949,285
   Net realized gain from futures contracts                                643,063
   Net realized gain from options written                                  225,899
   Net realized loss from swap contracts                                    (7,404)
   Net realized loss on foreign currency transactions                   (3,638,263)
   Net change in unrealized appreciation (depreciation)
     from investments                                                      (12,133)
   Net change in unrealized appreciation (depreciation)
     from futures contracts                                               (226,877)
   Net change in unrealized appreciation (depreciation)
     from options written                                                  (16,265)
   Net change in unrealized appreciation (depreciation)
     from swap contracts                                                    (6,637)
   Net change in unrealized appreciation (depreciation)
     from foreign currency translations                                  2,840,471
                                                                       -----------
   Net realized and unrealized gain from investments,
     futures contracts, options written, swap contracts
     and foreign currency related items                                  2,751,139
                                                                       -----------
   Net increase in net assets resulting from operations                $ 4,771,088
                                                                       ===========


                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE GLOBAL FIXED INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                              FOR THE SIX MONTHS
                                                                                     ENDED             FOR THE YEAR
                                                                                 APRIL 30, 2005           ENDED
                                                                                  (UNAUDITED)        OCTOBER 31, 2004
                                                                                  ------------       ----------------
FROM OPERATIONS
  Net investment income                                                           $  2,019,949         $  3,503,576
  Net realized gain from investments, futures contracts,
   options written, swap contracts and foreign currency transactions                   172,580            4,204,635
  Net change in unrealized appreciation (depreciation) from investments, futures
   contracts, options written, swap contracts and foreign currency translations      2,578,559            4,312,046
                                                                                  ------------         ------------
   Net increase in net assets resulting from operations                              4,771,088           12,020,257
                                                                                  ------------         ------------
FROM DIVIDENDS
  Dividends from net investment income
   Common Class shares                                                              (8,562,556)         (14,011,688)
   Advisor Class shares                                                                   (647)              (1,152)
   Class A shares                                                                     (432,885)            (220,507)
                                                                                  ------------         ------------
   Net decrease in net assets resulting from dividends                              (8,996,088)         (14,233,347)
                                                                                  ------------         ------------
FROM CAPITAL SHARE TRANSACTIONS (Note 6)
  Proceeds from sale of shares                                                      48,888,288           60,555,684
  Reinvestment of dividends                                                          7,525,579           13,262,828
  Net asset value of shares redeemed                                               (34,042,779)         (73,458,503)
                                                                                  ------------         ------------
   Net increase in net assets from capital share transactions                       22,371,088              360,009
                                                                                  ------------         ------------
  Net increase (decrease) in net assets                                             18,146,088           (1,853,081)
NET ASSETS
  Beginning of period                                                              134,493,688          136,346,769
                                                                                  ------------         ------------
  End of period                                                                   $152,639,776         $134,493,688
                                                                                  ============         ============
 Accumulated net investment loss                                                  $ (9,511,256)        $ (2,535,117)
                                                                                  ============         ============


                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE GLOBAL FIXED INCOME FUND
FINANCIAL HIGHLIGHTS
(For a Common Class Share of the Fund Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                             FOR THE SIX MONTHS
                                                     ENDED                        FOR THE YEAR ENDED OCTOBER 31,
                                                APRIL 30, 2005     -----------------------------------------------------------
                                                  (UNAUDITED)        2004          2003         2002(1)      2001       2000
                                                  -----------      --------      --------      --------    --------   --------
PER SHARE DATA
  Net asset value, beginning of period              $  10.42       $  10.59      $   9.90      $   9.99    $   9.71   $  10.25
                                                    --------       --------      --------      --------    --------   --------
INVESTMENT OPERATIONS
  Net investment income                                 0.14(2)        0.27(2)       0.28(2)       0.38(2)     0.53       0.56
  Net gain (loss) on investments, futures
    contracts, options written, swap contracts
    and foreign currency related items
    (both realized and unrealized)                      0.23           0.70          1.11          0.03        0.21      (0.13)
                                                    --------       --------      --------      --------    --------   --------
      Total from investment operations                  0.37           0.97          1.39          0.41        0.74       0.43
                                                    --------       --------      --------      --------    --------   --------
LESS DIVIDENDS
  Dividends from net investment income                 (0.66)         (1.14)        (0.70)        (0.50)      (0.46)     (0.76)
  Dividends in excess of net investment income            --             --            --            --          --      (0.21)
                                                    --------       --------      --------      --------    --------   --------
      Total dividends                                  (0.66)         (1.14)        (0.70)        (0.50)      (0.46)     (0.97)
                                                    --------       --------      --------      --------    --------   --------
Net asset value, end of period                      $  10.13       $  10.42      $  10.59      $   9.90    $   9.99   $   9.71
                                                    ========       ========      ========      ========    ========   ========
      Total return3                                     3.53%          9.63%        14.73%         4.27%       7.81%      4.37%
RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)          $138,686       $128,816      $134,903      $108,535    $118,876   $121,309
    Ratio of expenses to average net assets             0.95%4         0.95%         0.95%         0.95%       0.95%      0.97%
    Ratio of net investment income
      to average net assets                             2.77%4         2.67%         2.69%         3.89%       5.15%      5.51%
    Decrease reflected in above operating expense
      ratios due to waivers                             0.63%4         0.70%         0.76%         0.77%       0.58%      0.51%
  Portfolio turnover rate                                109%           224%          239%          150%        144%       101%

--------------------------------------------------------------------------------
1 As required, effective November 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses in interest income. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $0.02, decrease net realized and unrealized gains and losses per share by $0.02 and increase the ratio of net investment income to average net assets from 3.87% to 3.89%. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

2 Per share information is calculated using the average shares outstanding method.

3 Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

4  Annualized.


                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE GLOBAL FIXED INCOME FUND
FINANCIAL HIGHLIGHTS
(For an Advisor Class Share of the Fund Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                             FOR THE SIX MONTHS
                                                     ENDED                        FOR THE YEAR ENDED OCTOBER 31,
                                                APRIL 30, 2005     -----------------------------------------------------------
                                                  (UNAUDITED)        2004          2003         2002(1)      2001       2000
                                                  -----------      --------      --------      --------    --------   --------
PER SHARE DATA
  Net asset value, beginning of period              $  11.21       $  11.32      $  10.54      $  10.62    $  10.28   $  10.48
                                                    --------       --------      --------      --------    --------   --------
INVESTMENT OPERATIONS
  Net investment income                                 0.15(2)        0.29(2)       0.24(2)       0.36(2)     0.51      0.52(2)
  Net gain (loss) on investments, futures
    contracts, options written, swap contracts
    and foreign currency related items
    (both realized and unrealized)                      0.25           0.74          1.19          0.02        0.22      (0.12)
                                                    --------       --------      --------      --------    --------   --------
      Total from investment operations                  0.40           1.03          1.43          0.38        0.73       0.40
                                                    --------       --------      --------      --------    --------   --------
LESS DIVIDENDS
  Dividends from net investment income                 (0.66)         (1.14)        (0.65)        (0.46)      (0.39)     (0.60)
                                                    --------       --------      --------      --------    --------   --------
NET ASSET VALUE, END OF PERIOD                      $  10.95       $  11.21      $  11.32      $  10.54    $  10.62   $  10.28
                                                    ========       ========      ========      ========    ========   ========
      Total return3                                     3.55%          9.54%        14.16%         3.71%       7.32%      3.88%
RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)          $     11       $     11      $     11      $     56    $    114   $     22
    Ratio of expenses to average net assets             0.95%4         0.95%         1.45%         1.45%       1.46%      1.47%
    Ratio of net investment income
      to average net assets                             2.77%4         2.67%         2.22%         3.50%       4.62%      4.90%
    Decrease reflected in above operating expense
      ratios due to waivers                             0.63%4         0.70%         0.76%         0.77%       0.60%      0.51%
  Portfolio turnover rate                                109%           224%          239%          150%        144%       101%

--------------------------------------------------------------------------------
1 As required, effective November 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses in interest income. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $0.01, decrease net realized and unrealized gains and losses per share by $0.01 and increase the ratio of net investment income to average net assets from 3.49% to 3.50%. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

2 Per share information is calculated using the average shares outstanding method.

3 Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

4  Annualized

                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE GLOBAL FIXED INCOME FUND
FINANCIAL HIGHLIGHTS
(For a Class A Share of the Fund Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                              FOR THE SIX MONTHS
                                                     ENDED            FOR THE YEAR ENDED OCTOBER 31,
                                                 APRIL 30, 2005    ------------------------------------
                                                  (UNAUDITED)        2004          2003        2002(1,2)
                                                  -----------      --------      --------      --------
PER SHARE DATA
  Net asset value, beginning of period              $  10.41       $  10.58      $   9.89      $   9.93
                                                    --------       --------      --------      --------
INVESTMENT OPERATIONS
  Net investment income3                                0.13           0.24          0.25          0.27
  Net gain on investments, futures
    contracts, options written, swap contracts and
    foreign currency related items
    (both realized and unrealized)                      0.23           0.70          1.12          0.16
                                                    --------       --------      --------      --------
      Total from investment operations                  0.36           0.94          1.37          0.43
                                                    --------       --------      --------      --------
LESS DIVIDENDS
  Dividends from net investment income                 (0.65)         (1.11)        (0.68)        (0.47)
                                                    --------       --------      --------      --------
NET ASSET VALUE, END OF PERIOD                      $  10.12       $  10.41      $  10.58      $   9.89
                                                    ========       ========      ========      ========
      Total return4                                     3.40%          9.37%        14.46%         4.55%
RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period (000s omitted)          $ 13,941       $  5,667      $  1,433      $     89
    Ratio of expenses to average net assets             1.20%5         1.20%         1.20%         1.20%5
    Ratio of net investment income
      to average net assets                             2.46%5         2.42%         2.39%         3.02%5
    Decrease reflected in above operating expense
      ratios due to waivers                             0.63%5         0.70%         0.76%         0.90%5
  Portfolio turnover rate                                109%           224%          239%          150%

--------------------------------------------------------------------------------
1 As required, effective November 1, 2001, the Fund adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began including paydown gains and losses in interest income. The effect of this change for the period ended October 31, 2002 was to increase net investment income per share by $0.01, decrease net realized and unrealized gains and losses per share by $0.01 and increase the ratio of net investment income to average net assets from 3.01% to 3.02%.

2  For the period November 30, 2001 (inception date) through October 31, 2002.

3 Per share information is calculated using the average shares outstanding method.

4 Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the period shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

5  Annualized.


                 See Accompanying Notes to Financial Statements.

CREDIT SUISSE GLOBAL FIXED INCOME FUND
NOTES TO FINANCIAL STATEMENTS
April 30, 2005 (unaudited)
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

   Credit Suisse Global Fixed Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end management investment company that seeks to maximize total investment return consistent with prudent investment management, consisting of a combination of interest income, currency gains and capital appreciation. The Fund was incorporated under the laws of the State of Maryland on July 6, 1990.

   The Fund is authorized to offer three classes of shares: Common Class shares, Advisor Class shares and Class A shares. Each class of shares represents an equal pro rata interest in the Fund, except that they bear different expenses which reflect the differences in the range of services provided to them. The Fund's Common Class shares are closed to new investors, other than (1) investors in employee retirement, stock, bonus, pension or profit-sharing plans, (2) investment advisory clients of Credit Suisse Asset Management, LLC ("CSAM"), (3) certain registered investment advisers ("RIAs"), (4) certain broker-dealers and RIAs with clients participating in comprehensive fee programs and (5) employees of CSAM or its affiliates and current and former Directors or Trustees of funds advised by CSAM or its affiliates. Any Common Class shareholder as of the close of business on December 12, 2001 can continue to buy Common Class shares of the Fund and open new accounts under the same Social Security number. Effective December 12, 2001, the Advisor Class closed to new investments. Although no further Advisor Class shares can be purchased, shareholders can redeem their shares through any available methods. Class A shares are sold subject to a front-end sales charge of 4.75%.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

   A) SECURITY VALUATION -- The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not represent fair value. The Fund's equity investments are valued at market value, which is generally determined using the closing price

CREDIT SUISSE GLOBAL FIXED INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
April 30, 2005 (unaudited)
--------------------------------------------------------------------------------

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Directors to fair value certain securities.

   B) FOREIGN CURRENCY TRANSACTIONS -- The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Fund isolates that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

   C) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. The Fund amortizes premium and accretes discount using the effective interest method. Dividends are recorded on the ex-dividend date. Certain expenses are class-specific expenses and vary by class. Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of the outstanding shares of that class. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

CREDIT SUISSE GLOBAL FIXED INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
April 30, 2005 (unaudited)
--------------------------------------------------------------------------------

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

   D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income are declared and paid quarterly. Distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America ("GAAP").

   E) FEDERAL INCOME TAXES -- No provision is made for federal taxes as it is the Fund's intention to have the Fund continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

   F) USE OF ESTIMATES -- The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

   G) SHORT-TERM INVESTMENTS -- The Fund, together with other funds/portfolios advised by Credit Suisse Asset Management, LLC ("CSAM"), an indirect, wholly-owned subsidiary of Credit Suisse Group, pools available cash into either a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Fund's custodian, or a money market fund advised by CSAM. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

   H) FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency. The Fund will enter into forward foreign currency contracts primarily for hedging purposes. Forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any

CREDIT SUISSE GLOBAL FIXED INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
April 30, 2005 (unaudited)
--------------------------------------------------------------------------------

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

   gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or an offsetting position is entered into. At April 30, 2005, the Fund had the following open forward foreign currency contracts:

                                                         FOREIGN CURRENCY
      FORWARD FOREIGN       EXPIRATION                        TO BE                 CONTRACT           CONTRACT       UNREALIZED
      CURRENCY CONTRACT          DATE                    PURCHASED/(SOLD)             AMOUNT              VALUE       GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------------------
      Australian Dollar        7/13/05                  A$        5,400,000      $ 4,163,400        $ 4,194,945     $     31,545
      Australian Dollar        7/13/05                  A$         (374,000)        (288,354)          (290,539)          (2,185)
      British Pound            7/13/05                  (pound)   3,994,000        7,520,702          7,602,147           81,445
      British Pound            7/13/05                  (pound)    (220,000)        (380,992)          (384,485)          (3,493)
      British Pound            7/13/05                  (pound)  (1,227,000)      (2,310,441)        (2,335,462)         (25,021)
      British Pound            6/14/05                  (pound)  (3,473,300)      (6,668,736)        (6,619,236)          49,500
      Canadian Dollar          7/13/05                  C$        1,000,000          812,347            797,740          (14,607)
      Canadian Dollar          7/13/05                  C$        2,829,000        2,298,132          2,256,808          (41,324)
      Danish Kroner            7/13/05                  DKK       4,874,000          850,611            846,814           (3,797)
      European Economic Unit   7/13/05                  (euro)    2,800,000        3,640,000          3,622,392          (17,608)
      European Economic Unit   7/13/05                  (euro)   40,200,000       52,260,000         52,007,205         (252,795)
      European Economic Unit   7/13/05                  (euro)   (2,300,000)      (2,977,074)        (2,975,537)           1,537
      European Economic Unit   7/13/05                  (euro)   (2,600,000)      (3,380,520)        (3,363,650)          16,870
      European Economic Unit   7/13/05                  (euro)     (200,000)        (258,120)          (258,742)            (622)
      European Economic Unit   7/13/05                  (euro)   (4,800,000)      (6,194,880)        (6,209,816)         (14,936)
      European Economic Unit   6/14/05                  (euro)  (44,283,470)     (59,552,411)       (57,239,053)       2,313,358
      European Economic Unit   6/16/05                  (euro)   (2,213,538)      (2,939,291)        (2,861,305)          77,986
      Japanese Yen             7/13/05                  (yen) 3,167,000,000       29,598,131         30,383,616          785,485
      Japanese Yen             7/13/05                  (yen)   514,955,000        4,812,664          4,940,384          127,720
      Japanese Yen             7/13/05                  (yen)  (235,200,000)      (2,206,896)        (2,256,466)         (49,570)
      Japanese Yen             6/14/05                  (yen)(2,192,128,678)     (21,179,987)       (20,975,014)         204,973
      Japanese Yen             6/16/05                  (yen)   (16,302,848)        (156,607)          (156,018)             589
      New Zealand Dollar       7/13/05                  NZ$       1,878,000        1,339,014          1,364,281           25,267
      New Zealand Dollar       7/13/05                  NZ$      (4,000,000)      (2,852,000)        (2,905,816)         (53,816)
      New Zealand Dollar       7/13/05                  NZ$      (6,400,000)      (4,569,888)        (4,649,305)         (79,417)
      Norwegian Krone          7/13/05                  NKr         400,000           63,492             63,718             226
      Norwegian Krone          7/13/05                  NKr         808,000          128,253            128,709             456
      Norwegian Krone          7/13/05                  NKr      20,455,000        3,228,199          3,258,357          30,158
      Swedish Krona            7/13/05                  SKr       6,120,000          868,825            861,025          (7,800)
      Swedish Krona            7/13/05                  SKr      22,863,750        3,227,474          3,216,707         (10,767)
                                                                                 -----------        -----------     -----------
                                                                                 $(1,104,954)       $ 2,064,403     $ 3,169,357
                                                                                 ===========        ===========     ===========

   I) TBA PURCHASE COMMITMENTS -- The Fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in the Fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security Valuation" above.

CREDIT SUISSE GLOBAL FIXED INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
April 30, 2005 (unaudited)
--------------------------------------------------------------------------------

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

   J) FUTURES -- The Fund may enter into futures contracts to the extent permitted by its investment policies and objectives. Upon entering into a futures contract, the Fund is required to deposit cash and/or pledge U.S. Government securities as initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed.

   When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. Risks of entering into futures contracts for hedging purposes include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. At April 30, 2005, the Fund had the following open futures contracts:

                                                                                               UNREALIZED
                                   NUMBER OF     EXPIRATION       CONTRACT       CONTRACT     APPRECIATION
    FUTURES CONTRACT               CONTRACTS        DATE           AMOUNT          VALUE      (DEPRECIATION)
------------------------------------------------------------------------------------------------------------
      U.S. Treasury Bond Futures        2         6/21/05       $   220,822     $   229,687    $   8,865
      U.S. Treasury 2 Year
        Notes Futures                  13         6/30/05         2,703,644       2,700,141       (3,503)
      U.S. Treasury 5 Year
        Notes Futures                   4         6/21/05           434,458         433,813         (645)
                                                                -----------     -----------    ---------
                                                                  3,358,924       3,363,641        4,717
                                                                -----------     -----------    ---------
      U.S. Treasury 10 Year
        Notes Futures                 (84)        6/21/05        (9,226,038)     (9,359,438)    (133,400)
                                                                -----------     -----------    ---------
                                                                $(5,867,114)    $(5,995,797)   $(128,683)
                                                                ===========     ===========    =========

   K) OPTIONS - The Fund may purchase and write (sell) call and put options on securities, currencies and swap agreements (options on swap agreements are commonly known as "swaptions"). The Fund may write covered and uncovered put and call options and purchase put and call options for hedging purposes or to increase total return. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premium paid. The proceeds from securities sold through the exercise of put options are decreased by the premium paid.

CREDIT SUISSE GLOBAL FIXED INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
April 30, 2005 (unaudited)
--------------------------------------------------------------------------------

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

   When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire unexercised are recorded by the Fund on the expiration date as realized gains from options transactions. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security purchased by the Fund. The risk involved in writing an option is that, if the option is exercised, the underlying security could then be purchased or sold by the Fund at a disadvantageous price. Uncovered options are riskier than covered options because there is no underlying security held by the Fund that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. There is also a risk that the securities on which the option is written may not be available for purchase if the call option is exercised. Uncovered put options have speculative characteristics and the potential loss is substantial.

   Exchange-traded options are valued at the last sale price in the market where such contracts are principally traded. OTC equity index options are priced according to the contract specifications (days to expiration, current spot index level, interest rates, dividends, strike price) using the Black-Scholes pricing model, modified for dividends. The volatility input assumption is interpolated from the previous day's price. On a weekly basis and at month end, CSAM receives a price indication sheet from the various broker-dealers and inputs these prices to update the volatility.

   Transactions in written options for puts and calls for the six months ended April 30, 2005 were as follows:

                                                       NUMBER OF       PREMIUMS
                                                       CONTRACTS       RECEIVED
                                                       ---------      ---------
  Options outstanding at beginning of period                  75      $  34,274
  Options written                                          1,820        325,170
  Options expired                                             --             --
  Options terminated in closing purchase transactions     (1,815)      (327,685)
  Options exercised                                           --             --
                                                          ------      ---------
  Options outstanding at end of period                        80      $  31,759
                                                          ------      ---------

CREDIT SUISSE GLOBAL FIXED INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
April 30, 2005 (unaudited)
--------------------------------------------------------------------------------

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

   L) SWAPS - The Fund may enter into index swaps for hedging purposes or to seek to increase total return. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset or notional principal amount. The Fund will enter into index swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index.

   The Fund records unrealized gains or losses on a daily basis representing the value and the current net receivable or payable relating to open swap contracts. Net amounts received or paid on the swap contract are recorded as realized gains or losses. Fluctuations in the value of swaps contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swap contracts. Realized gains and losses from terminated swaps are included in net realized gains/losses on swap contracts transactions. At April 30, 2005 the Fund had no outstanding swap contracts.

   M) SECURITIES LENDING -- Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). Cash collateral received by the Fund in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by CSAM and may be invested in a variety of investments, including certain CSAM-advised funds, funds advised by SSB, the Fund's securities lending agent, or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

CREDIT SUISSE GLOBAL FIXED INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
April 30, 2005 (unaudited)
--------------------------------------------------------------------------------

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

   SSB has been engaged by the Fund to act as the Fund's securities lending agent. The Fund's securities lending arrangement provides that the Fund and SSB will share the net income earned from securities lending activities. During the six months ended April 30, 2005, total earnings from the Fund's investment in cash collateral received in connection with securities lending arrangements was $54,855, of which $49,907 was rebated to borrowers (brokers). The Fund retained $3,486 from the cash collateral investment and SSB, as lending agent, was paid $1,462. The Fund may also be entitled to certain minimum amounts of income from its securities lending activities. Securities lending income is accrued as earned.

   N) OTHER -- The Fund may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risks (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

   The Fund may be subject to taxes imposed by countries in which it invests with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Fund accrues such taxes when the related income or gains are earned.

   The Fund's investments in securities of issuers located in less developed countries considered to be "emerging markets" involve risks in addition to those generally applicable to foreign securities. Focusing on emerging (less developed) markets involves higher levels of risk, including increased currency, information, liquidity, market, political and valuation risks. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the Fund to operational and other risks as well. Some countries may have restrictions that could limit the Fund's access to attractive investment opportunities. Additionally, emerging markets often face serious economic problems (such as high external debt, inflation and unemployment) that could subject the portfolio to increased volatility or substantial declines in value.

CREDIT SUISSE GLOBAL FIXED INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
April 30, 2005 (unaudited)
--------------------------------------------------------------------------------

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

   Lower-rated debt securities (commonly known as "junk bonds") possess speculative characteristics and are subject to greater market fluctuations and risk of lost income and principal than higher-rated debt securities for a variety of reasons. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress, which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

   In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated debt securities and (to the extent the Fund invests in junk bonds) the Fund's net asset value.

NOTE 3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

   CSAM serves as investment adviser for the Fund. For its investment advisory services, CSAM is entitled to receive a fee from the Fund at an annual rate of 1.00% of the Fund's average daily net assets. For the six months ended April 30, 2005, investment advisory fees earned and voluntarily waived were $734,843 and $462,748, respectively.

   Credit Suisse Asset Management Limited (CSAM U.K.) ("CSAM U.K."), an affiliate of CSAM, is sub-investment adviser to the Fund. CSAM U.K.'s sub-investment advisory fees are paid by CSAM out of CSAM's net investment advisory fee and are not paid by the Fund. Prior to December 3, 2004, Credit Suisse Asset Management Limited (CSAM Japan) also served as sub-investment adviser to the Fund.

     Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of CSAM, and SSB serve as co-administrators to the Fund.

   For its co-administrative services, CSAMSI currently receives a fee calculated at an annual rate of 0.10% of the Fund's average daily net assets. For the six months ended April 30, 2005, co-administrative services fees earned by CSAMSI were $73,484.

   For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the six months

CREDIT SUISSE GLOBAL FIXED INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
April 30, 2005 (unaudited)
--------------------------------------------------------------------------------

NOTE 3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

ended April 30, 2005, co-administrative services fees earned by SSB (including out-of-pocket expenses) were $60,366.

   In addition to serving as the Fund's co-administrator, CSAMSI currently serves as distributor of the Fund's shares. Pursuant to a distribution plan adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, CSAMSI receives fees for its distribution services. This fee is calculated at an annual rate of 0.25% of the average daily net assets of the Class A shares. Common Class shares and Advisor Class shares are not subject to distribution fees.

   Certain brokers, dealers and financial representatives provide transfer agent related services to the Fund, and receive compensation for these services from CSAM. CSAM is then reimbursed by the Fund. For the six months ended April 30, 2005, the Fund reimbursed CSAM $239,826, which is included in the Fund's transfer agent expense.

   For the six months ended April 30, 2005, CSAMSI and its affiliates advised the Fund that it retained $11,560 from commissions earned on the sale of the Fund's Class A shares.

   Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Fund to provide certain financial printing and fulfillment services. For the six months ended April 30, 2005, Merrill was paid $9,967 for its services to the Fund.

NOTE 4. LINE OF CREDIT

   The Fund, together with other funds/portfolios advised by CSAM (collectively, the "Participating Funds"), participates in a $75 million committed, unsecured line of credit facility ("Credit Facility") for temporary or emergency purposes with Deutsche Bank, A.G. as administrative agent and syndication agent and SSB as operations agent. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. At April 30, 2005 the Fund had no loans outstanding under the Credit Facility. During the six months ended April 30, 2005, the Fund had borrowings under the Credit Facility as follows:

CREDIT SUISSE GLOBAL FIXED INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
April 30, 2005 (unaudited)
--------------------------------------------------------------------------------

NOTE 4. LINE OF CREDIT

               AVERAGE DAILY       WEIGHTED AVERAGE      MAXIMUM DAILY
               LOAN BALANCE         INTEREST RATE      LOAN OUTSTANDING
               --------------------------------------------------------
                $2,500,000             3.313%              $2,500,000

NOTE 5. PURCHASES AND SALES OF SECURITIES

   For the six months ended April 30, 2005, purchases and sales of investment securities (excluding short-term investments) and U.S. Government and Agency Obligations were as follows:

                         INVESTMENT SECURITIES  US GOVERNMENT/AGENCY OBLIGATIONS
                         ---------------------  --------------------------------
            Purchases       $ 166,429,278                $ 109,072,706
            Sales             152,453,948                  101,664,812

   At April 30, 2005, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $146,300,324, $11,573,246, $(443,498) and $11,129,748, respectively.

NOTE 6. CAPITAL SHARE TRANSACTIONS

   The Fund is authorized to issue four billion full and fractional shares of capital stock, $.001 par value per share, of which two billion shares are classified as Common Class shares, one billion shares are classified as Advisor Class shares and one billion are classified as Class A shares. Transactions in capital shares for each class of the Fund were as follows:

                                                      COMMON CLASS
                                 -------------------------------------------------------
                                  FOR THE SIX MONTHS ENDED        FOR THE YEAR ENDED
                                 APRIL 30, 2005 (UNAUDITED)        OCTOBER 31, 2004
                                 -------------------------------------------------------
                                    SHARES         VALUE         SHARES        VALUE
                                 -----------   ------------   -----------   ------------
Shares sold                        3,870,178   $ 39,807,995     5,476,422   $ 55,842,405
Shares issued in reinvestment
  of dividends                       710,144      7,297,208     1,295,264     13,080,074
Shares redeemed                   (3,257,318)   (33,241,303)   (7,142,884)   (72,676,574)
                                 -----------   ------------   -----------   ------------
Net increase (decrease)            1,323,004   $ 13,863,900      (371,198)  $ (3,754,095)
                                 ===========   ============   ===========   ============

CREDIT SUISSE GLOBAL FIXED INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
April 30, 2005 (unaudited)
--------------------------------------------------------------------------------

NOTE 6. CAPITAL SHARE TRANSACTIONS

                                                     ADVISOR CLASS
                                 -------------------------------------------------------
                                  FOR THE SIX MONTHS ENDED        FOR THE YEAR ENDED
                                 APRIL 30, 2005 (UNAUDITED)        OCTOBER 31, 2004
                                 -------------------------------------------------------
                                    SHARES         VALUE         SHARES        VALUE
                                 -----------   ------------   -----------   ------------
Shares issued in reinvestment
  of dividends                            58   $       643            105   $      1,146
Shares redeemed                           --          --             (151)        (1,642)
                                 -----------   ------------   -----------   ------------
Net increase (decrease)                   58   $       643            (46)  $       (496)
                                 ===========   ============   ===========   ============
                                                         CLASS A
                                 -------------------------------------------------------
                                  FOR THE SIX MONTHS ENDED        FOR THE YEAR ENDED
                                 APRIL 30, 2005 (UNAUDITED)        OCTOBER 31, 2004
                                 -------------------------------------------------------
                                    SHARES         VALUE         SHARES        VALUE
                                 -----------   ------------   -----------   ------------
Shares sold                          888,077   $  9,080,293       469,210   $  4,713,279
Shares issued in reinvestment
  of dividends                        22,222        227,728        18,005        181,608
Shares redeemed                      (77,332)      (801,476)      (78,048)      (780,287)
                                 -----------   ------------   -----------   ------------
Net increase                         832,967   $  8,506,545       409,167   $  4,114.600
                                 ===========   ============   ===========   ============

   On April 30, 2005, the number of shareholders that held 5% or more of the outstanding shares of each class of the Fund was as follows:

                                 NUMBER OF         APPROXIMATE PERCENTAGE
                               SHAREHOLDERS         OF OUTSTANDING SHARES
-------------------------------------------------------------------------
            Common Class             4                       60%
            Advisor Class            1                       98%
            Class A                  5                       72%

   Some of the shareholders are omnibus accounts, which hold shares on behalf of individual shareholders.

NOTE 7. CONTINGENCIES

   In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

CREDIT SUISSE GLOBAL FIXED INCOME FUND
BOARD APPROVAL OF ADVISORY AGREEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

   In approving the Advisory Agreement and Sub-Advisory Agreements, the Board of Directors of the Fund, including the Independent Directors, considered the following factors for the Fund:

   Investment Advisory Fee Rates
   -----------------------------

   The Board reviewed and considered the contractual advisory fee rate of 1.00% paid by the Global Fixed Income Fund (a "Contractual Advisory Fee") to CSAM in light of the extent and quality of the advisory services provided. The Board also reviewed and considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the actual fee rates after taking waivers and reimbursements of 0.63% into account for the Fund (the "Net Advisory Fee"). The Board acknowledged that the fee waivers and reimbursements could be discontinued at any time. In addition, the Board noted that the compensation paid to CSAM U.K. and CSAM Japan would be paid by CSAM, not the Fund, and, accordingly, that the retention of CSAM U.K. and CSAM Japan would not increase the fees or expenses otherwise incurred by the Fund's shareholders.

   Additionally, the Board received and considered information comparing the Fund's Contractual Advisory Fee and Net Advisory Fee and the Fund's overall expenses with those of funds in both the relevant expense group ("Peer Group") and universe of funds (the "Universe") provided by an independent provider of investment company data.

   Nature, Extent and Quality of the Services under the Advisory and Sub-Advisory Agreements
--------------------------------------------------------------------------------

   The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by CSAM under the Advisory Agreement, and under the Sub-Advisory Agreements. The Board also noted information received at regular meetings throughout the year related to the services rendered by CSAM and the Sub-Advisers. The Board reviewed background information about CSAM and the Sub-Advisers, including their Form ADVs. The Board considered the background and experience of CSAM's and the Sub-Advisers' senior management and the expertise of, and the amount of attention given to the Fund by, senior personnel of CSAM and the Sub-Advisers. With respect to the Sub-Advisers, the Board also considered the particular expertise of CSAM U.K. and CSAM Japan in managing the types of global investments which the Fund makes. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management

CREDIT SUISSE GLOBAL FIXED INCOME FUND
BOARD APPROVAL OF ADVISORY AGREEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

team primarily responsible for the day-to-day portfolio management of the Fund and the extent of the resources devoted to research and analysis of actual and potential investments. The Board also received and considered information about the nature, extent and quality of services and fee rates offered to other CSAM clients for comparable services.

   In approving the Sub-Advisory Agreements the Board also considered the benefits to the Fund of retaining CSAM's United Kingdom and Japanese affiliates given the increased complexity of the domestic and international securities markets, specifically that retention of CSAM U.K. and CSAM Japan would expand the universe of companies and countries from which investment opportunities could be sought and enhance the ability of the Fund to obtain best price and execution on trades in international markets.

   Fund Performance
   ----------------

   The Board received and considered the one-year, five-year and ten-year performance of the Fund, along with comparisons, for all presented periods, both to the Peer Group and the Universe. The Board was provided with a description of the methodology used to arrive at the funds included in the Peer Group and the Universe.

   The Board reviewed information comparing the performance of the various Credit Suisse Funds to performance benchmarks that the Board had previously established and progress that had been made in certain instances toward achieving those benchmarks. The Board also reviewed comparisons between the Fund and its identified benchmark over various time periods.

   CSAM Profitability
   ------------------

   The Board received and considered a profitability analysis of CSAM based on the fees payable under the Advisory Agreement, for the Fund, including any fee waivers or fee caps, as well as other relationships between the Fund on the one hand and CSAM affiliates on the other. The Board received profitability information for the other funds in the CSAM family of funds.

   Economies of Scale
   ------------------

   The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. Accordingly, the Board considered whether alternative fee structures (such as breakpoint fee structures) would be more appropriate or reasonable taking into consideration

CREDIT SUISSE GLOBAL FIXED INCOME FUND
BOARD APPROVAL OF ADVISORY AGREEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

economies of scale or other efficiencies that might accrue from increases in the Fund's asset levels.

   Other Benefits to CSAM and the Sub-Advisers
   -------------------------------------------

   The Board considered other benefits received by CSAM, the Sub-Advisers and their affiliates as a result of their relationship with the Fund. Such benefits include, among others, research arrangements with brokers who execute transactions on behalf of the Fund, administrative and brokerage relationships with affiliates of CSAM and the Sub-Advisers and benefits potentially derived from an increase in CSAM's and the Sub-Advisers' businesses as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by CSAM, the Sub-Advisers and their affiliates).

   The Board considered the standards applied in seeking best execution and the existence of quality controls applicable to brokerage allocation procedures. The Board also reviewed CSAM and the Sub-Advisers' method for allocating portfolio investment opportunities among the Fund and other advisory clients.

   Conclusions
   -----------

   In selecting CSAM and the Sub-Advisers, and approving the Advisory Agreement, Sub-Advisory Agreements and the investment advisory fee under such agreement, the Board of the Fund concluded that:

   o although the Contractual Advisory Fee was higher than that of its Peer Group, the fee was considered reasonable recognizing that the amount that shareholders were actually charged, the Net Advisory Fee, was lower than the median of the Fund's Peer Group

   o the Fund's one, three and five-year performance was equal to or stronger than that of its Peer Group.

   o aside from performance (as discussed above), the Board was satisfied with the nature and extent of the investment advisory services provided to the Fund by CSAM (and by the Sub-Advisers) and that, based on dialogue with management and counsel, the services provided by CSAM under the Advisory Agreement and under the Sub-Advisory Agreements are typical of, and consistent with, those provided to mutual funds by other investment advisers and sub-advisers.

CREDIT SUISSE GLOBAL FIXED INCOME FUND
BOARD APPROVAL OF ADVISORY AGREEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

   o in light of the costs of providing investment management and other services to the Fund and CSAM's ongoing commitment to the Fund and willingness to cap fees and expenses, the profits and other ancillary benefits that CSAM and its affiliates received were considered reasonable.

   o CSAM's profitability based on fees payable under the Advisory Agreements was reasonable in light of the nature, extent and quality of the services provided to the Fund thereunder.

   o in light of the relatively small size of the Fund and the amount of the Net Advisory Fees, the Fund's current fee structure (without breakpoints) was considered reasonable.

   No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Advisory and Sub-Advisory Agreements. The Independent Directors were advised by separate independent legal counsel throughout the process.

CREDIT SUISSE GLOBAL FIXED INCOME FUND
PRIVACY POLICY NOTICE (UNAUDITED)
--------------------------------------------------------------------------------

                     Important Privacy Choices for Consumers

   We are committed to maintaining the privacy of every current and prospective customer. We recognize that you entrust important personal information to us, and we wish to assure you that we take seriously our responsibilities in protecting and safeguarding this information.

   In connection with making available investment products and services to current and potential customers, we may obtain nonpublic personal information about you. This information may include your name, address, e-mail address, social security number, account number, assets, income, financial situation, transaction history and other personal information.

   We may collect nonpublic information about you from the following sources:

   o Information we receive on applications, forms, questionnaires, web sites, agreements or in the course of establishing or maintaining a customer relationship; and

   o  Information about your transactions with us, our affiliates, or others.

   We do not disclose any nonpublic personal information about our customers or former customers to anyone, except with your consent or as otherwise permitted by law.

   RESTRICT INFORMATION SHARING WITH AFFILIATES: In cases where we believe that additional products and services may be of interest to you, we may share the information described above with our affiliates unless you say "No."

[ ] No, please do not share personal and financial information with your affiliated companies. [If you check this box, you must send this notice back to us with your name, address and account number to Credit Suisse Funds, 466 Lexington Avenue, New York, New York 10017.]

   We may also disclose this information to firms that perform services on our behalf. These agents and service providers are required to treat the information confidentially and use it only for the purpose for which it is provided.

   We restrict access to nonpublic personal information about you to those employees, agents or other parties who need to know that information to provide products or services to you or in connection with your investments with or through us. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

   Note: This Notice is provided to clients and prospective clients of Credit Suisse Asset Management, LLC ("CSAM"), and Credit Suisse Asset Management Securities, Inc., and shareholders and prospective shareholders in CSAM-sponsored and-advised investment companies, including Credit Suisse Funds, and other consumers and customers, as applicable. This Notice is not intended to be incorporated in any offering materials but is merely a statement of our current Privacy Policy, and may be amended from time to time upon notice to you. This Notice is dated as of May 17, 2005.

CREDIT SUISSE GLOBAL FIXED INCOME FUND
PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

   Information regarding how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30, 2004 as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

   o  By calling 1-800-927-2874

   o  On the Fund's website, www.csam.com/us

   o On the website of the Securities and Exchange Commission, http://www.sec.gov.

   The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

P.O. BOX 55030, BOSTON, MA 02205-5030                        CREDIT | ASSET
800-927-2874 o www.csam.com/us                               SUISSE | MANAGEMENT


CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       GFI-SAR-0405

ITEM 2. CODE OF ETHICS.

This item is inapplicable to a semi-annual report on Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

This item is inapplicable to a semi-annual report on Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

This item is inapplicable to a semi-annual report on Form N-CSR.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

This item is not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

Included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

This item is not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

This item is not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

This item is not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Nominating Committee recommends Board member candidates. Shareholders of the registrant may also submit nominees that will be considered by the Committee. Recommendations should be mailed to the registrant's Secretary, c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, New York, NY 10017. Any submission should include at a minimum the following information: the name, age, business address, residence address and principal occupation or employment of such individual; the class, series and number of shares of the registrant that are beneficially owned by such individual; the date such shares were acquired and the investment intent of such acquisition; whether such shareholder believes such individual is, or is not, an "interested person" of the registrant (as defined in the Investment Company Act of 1940) and information regarding such individual that is sufficient, in the Committee's discretion, to make such determination; and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of directors in an election contest (even if an election contest is not involved) or is otherwise required pursuant to the rules for proxy materials under the Securities Exchange Act of 1934.

ITEM 11. CONTROLS AND PROCEDURES.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3) Not applicable.

(b) The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                  Credit Suisse Global Fixed Income Fund, Inc.

                  /s/ Michael E. Kenneally
                  --------------------------------
                  Name:  Michael E. Kenneally
                  Title:   Chief Executive Officer
                  Date:   July 5, 2005

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

                  /s/ Michael E. Kenneally
                  --------------------------------
                  Name:  Michael E. Kenneally
                  Title:   Chief Executive Officer
                  Date:   July 5, 2005

                  /s/ Michael A. Pignataro
                  --------------------------------
                  Name:  Michael A. Pignataro
                  Title:   Chief Financial Officer
                  Date:   July 5, 2005